Exhibit 99.2

Protect your brand. Grow your business. Fourth Quarter 2024 Investor Conference Call March 6, 2025 www.VerifyMe.com NASDAQ:VRME 1

Agenda NASDAQ:VRME 01 Welcome & Introductions Operations and Strategic Update Financial Review Q&A Closing Remarks 02 03 www.VerifyMe.com 04 05 2

Forward Looking Statements In addition to historical information, this presentation contains statements relating to revenue opportunities, anticipated revenue, profitability of the combined company, future business, financial performance, future catalysts and future events or developments, strategy, projected costs, prospects, plans, objectives of management and future operations, future revenue, and expected market growth of VerifyMe, Inc . together with its wholly owned subsidiary PeriShip Global LLC, (“VerifyMe,” the “Company,” “we,” or “us”) that may constitute “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . The words “believe,” “continue,” “may,” “should,” "will," and similar expressions, as they relate to us, are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . Important factors that could cause actual results to differ from those in the forward - looking statements include our engagement in future acquisitions or strategic partnerships that increase our capital requirements or cause us to incur debt or assume contingent liabilities, our reliance on one key strategic partner for shipping services in our Precision Logistics segment, competition including by our key strategic partner, seasonal trends in our business, severe climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply - chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, our history of losses, our ability to use our net operating losses to offset future taxable income, the confusion of our name brand with other brands, the ability of our technology to work as anticipated and to successfully provide analytics logistics management, the ability of our strategic partners to integrate our solutions into their product offerings, our ability to manage our growth effectively, our ability to successfully develop and expand our sales and marketing capabilities, risks related to doing business outside of the U . S . , intellectual property litigation, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, our reliance on third - party information technology service providers, our ability to respond to evolving laws related to information technology such as privacy laws, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, our ability to acquire new customers, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to comply with the continued listing standards of the Nasdaq Capital Market, and our ability to timely pay amounts due and comply with the covenants under our debt facilities . More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10 - K for the year ended December 31 , 2024 , and subsequent Quarterly Reports on Form 10 - Q . The statements made herein speak only as of the date of this presentation . The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . The Company undertakes no obligation to update or revise its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law .  Market data and industry information used herein are based on our management's knowledge of the industry and the good faith estimates of management . We also relied, to the extent available, upon managements review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third - party sources . All of the market data and industry information used herein involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates . Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information . Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described, above . These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties .  Non - GAAP Financial Measures This presentation includes non - GAAP financial information . This non - GAAP information is in addition to, not a substitute for or superior to, measures of financial performance or liquidity determined in accordance with GAAP . The Securities and Exchange Commission‘s Regulation G applies to any public disclosure or release of material information that includes a non - GAAP financial measure and requires : (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non - GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP . The required presentations and reconciliations are contained in this presentation and can also be found at our website at www . verifyme . com 3 NASDAQ:VRME www.VerifyMe.com

Welcome Adam Stedham Chief Executive Officer and President www.VerifyMe.com NASDAQ:VRME 4

Overall Performance 1 • YoY 2024 revenue 4% below 2023 • YoY 2024 gross profit increased 8% and gross margin increased 4% • YoY 2024 adjusted EBITDA (1) significant increase from 2023 • Q4 2024 is 6 th consecutive quarter of positive adjusted EBITDA Capital • Total cash net of debt end of December 2024 $0.9M vs $0.6M end of December 2023 • January 2025 $4.7M warrant inducement raise, retired all bank debt • Reduced convertible debt from $1.1M to $0.8M, remaining is affiliates and board members • Established a $15.8M at - the - market sales offering to commence after 10 - K filing Precision Logistics Segment • Increased customers in proactive business line by 6% full year 2024 vs 2023 • Shipments to existing customer in proactive business line down 6% full year 2024 vs 2023 • Continued focus on optimizing sales strategy 3 2 Strategic Snapshot 5 4 Authentication Segment • Divested Trust Codes Global December 8, 2024 • 2024 operating loss of $1.2M (excluding impairments) • Continuing to review ink strategy, which is less than 1% of total Company revenue (1) The term Adjusted EBITDA is a non - GAAP financial measure that the Company believes is useful to investors in evaluating its resu lts. Adjusted EBITDA represents EBITDA (net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization) plus non - cash stock compensation expense, severance expense, unreal ized gain on equity investment, loss on equity investment, impairments, change in fair value of contingent consideration, loss on sale of business and one - time professional expenses for acquisitions. For a reco nciliation of this non - GAAP financial measure to the most comparable GAAP equivalent, net loss, see the Non - GAAP Reconciliation along with related footnotes, in the Appendix to this presentation. www.VerifyMe.com

Financials www.VerifyMe.com NASDAQ:VRME – Q4 2024 Financial Highlights – Balance Sheet 6

Q4 Financial Highlights Revenue • Decline largely related to previously announced discontinued contract in Premium services, and lack of Authentication segment growth • Proactive revenue decline primarily due to lower seasonal shipping volumes and shipping days in 2024 vs 2023 $7.7M Net Loss ($0.4M) $3.1M Gross Profit • Continue to show improvements in Proactive Services margin % • Improvement more than offset by decline from previously announced discontinued higher margin premium contract $2.4M 32% compared to 33% in Q4 2023 (1) The term Adjusted EBITDA is a non - GAAP financial measure that the Company believes is useful to investors in evaluating its results. Adjusted EBITDA represents EBITDA (net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization) plus non - cash stock compensation expense, severance expense, unreal ized gain on equity investment, loss on equity investment, impairments, change in fair value of contingent consideration, loss on sale of business and one - time professional expenses for acquisitions. For a reconcili ation of this non - GAAP financial measure to the most comparable GAAP equivalent, net loss, see the Non - GAAP Reconciliation along with related footnotes, in the Appendix to this presentation. 7 ($0.5M) $0.5M Adjusted EBITDA (1) Improvement of $0.5M 2024 vs 2023 www.VerifyMe.com

December 31, 2023 December 31, 2024 Assets $3,095 $2,823 Cash and cash equivalents 4,299 12,311 3,369 9,353 Accounts receivable and unbilled revenue Intangible assets & Goodwill 1,000 522 Other assets $20,705 $16,067 Total Assets $4,641 500 $3,739 500 Current Liabilities Accounts payable, accrued exp, current lease exp and contingent consideration Current portion of debt 1,975 1,058 1,475 139 Non - Current Liabilities Long term portion of debt & Convertible Note Other long - term liabilities $8,174 $5,853 Total Liabilities $12,531 $10,214 Total Stockholders’ Equity $20,705 $16,067 Total Liabilities and Stockholders’ Balance Sheet ($ in thousan ds ) 8 www.VerifyMe.com

9 www.VerifyMe.com Closing Remarks The Company has a cashflow positive business that provides a needed service, and we will continue to identify avenues for potential expansion The Company has a strong balance sheet and $0.46 cents per share of cash on hand as of February 28, 2025 The Company has access to low cost capital to pursue avenues for meaningful shareholder value creation

10 Q & A 10 NASDAQ:VRME Confidential Property of VerifyMe www.VerifyMe.com

11 Confidential Property of VerifyMe NASDAQ:VRME Appendix www.VerifyMe.com

12 Non - GAAP Reconciliation This presentation includes both financial measures in accordance with U . S . generally accepted accounting principles (“GAAP”), as well as non - GAAP financial measures . Generally, a non - GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally included or excluded in the most directly comparable measure calculated and presented in accordance with GAAP . Non - GAAP financial measures should be viewed as supplemental to and should not be considered as alternatives to any other GAAP financial measures . They may not be indicative of the historical operating results of VerifyMe nor are they intended to be predictive of potential future results . Investors should not consider non - GAAP financial measures in isolation or as substitutes for performance measures calculated in accordance with GAAP . VerifyMe’s management uses and relies on EBITDA and Adjusted EBITDA, which are non - GAAP financial measures . The Company believes that both management and shareholders benefit from referring to EBITDA and Adjusted EBITDA in planning, forecasting and analyzing future periods . Additionally, the Company believes Adjusted EBIDTA is useful to investors to evaluate its results because it excludes certain items that are not directly related to the Company’s core operating performance . In particular, with regard to our comparison of Adjusted EBITDA for the three and twelve months ended December 31 , 2024 , to the three and twelve months ended December 31 , 2023 , we believe that certain charges make a comparison of net loss less useful to investors than a comparison of Adjusted EBITDA in understanding the results of operations . The Company’s management uses these non - GAAP financial measures in evaluating its financial and operational decision making and as a means to evaluate period - to - period comparison . The Company’s management recognizes that EBITDA and Adjusted EBITDA, as non - GAAP financial measures, have inherent limitations because of the described excluded items . The Company defines EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization . Adjusted EBITDA represents EBITDA plus non - cash stock compensation expense, severance expense, unrealized gain on equity investment, loss on equity investment, impairments, change in fair value of contingent consideration, loss on sale of business and one - time professional expenses for acquisitions . VerifyMe believes EBITDA and Adjusted EBITDA are important measures of VerifyMe’s operating performance because they allow management, investors and analysts to evaluate and assess VerifyMe’s core operating results from period - to - period after removing the impact of items of a non - operational nature that affect comparability . A reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measure, net loss, calculated in accordance with GAAP is included in the table on the next slide . The Company believes that providing the non - GAAP financial measure, together with the reconciliation to GAAP, helps investors make comparisons between VerifyMe and other companies . In making any comparisons to other companies, investors need to be aware that companies use different non - GAAP measures to evaluate their financial performance . Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules as the presentation here may not be comparable to other similarly titled measures of other companies . www.VerifyMe.com

13 Non - GAAP Reconciliation – EBITDA and Adjusted EBITDA (In Thousands) www.VerifyMe.com

Protect your brand. Grow your business. US Headquarters 801 International Parkway Fifth Floor Lake Mary, FL 32746 +1 585 736 9400 info@ verifyme.com 14